EXHIBIT 99.1



                              FINANCIAL SUPPLEMENT

                           THE PHOENIX COMPANIES, INC.




                               SEPTEMBER 30, 2005







                                 [LOGO] PHOENIX


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                     TRANSFER AGENT AND REGISTRAR
FIRM                                              ANALYST                For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                         J. Jeffrey Hopson      please contact our transfer agent and registrar:
Credit Suisse First Boston (CSFB)                 Tom Gallagher          The Phoenix Companies, Inc. C/O The Bank of New York,
Deutsche Bank North America                       Vanessa Wilson         Shareholder Relations,
Fox-Pitt, Kelton                                  John Nadel             PO Box 11258, New York, NY 10286-1258
Friedman, Billings, Ramsey & Co.                  Stewart Johnson        Toll-free: 1-800-490-4258   TTY 1-888-269-5221
JP Morgan                                         Jimmy Bhullar          Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Keefe Bruyette & Woods, Inc.                      Jukka Lipponen         Web: www.stockbny.com
Langen McAlenney                                  Robert Glasspiegel
Lehman Brothers                                   Eric Berg
Merrill Lynch                                     Edward A. Spehar
Morgan Stanley                                    Nigel Dally            FOR MORE INFORMATION
UBS                                               Andrew Kligerman       To receive additional information, including financial
                                                                         supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                         Investor Relations Section on our Web site at
                                                                         PhoenixWealthManagement.com or contact our Investor
                                                                         Relations Department at:

SHAREHOLDER INFORMATION                                                         The Phoenix Companies, Inc.
                                                                                Investor Relations
SECURITY LISTINGS                                                               One American Row
The common stock of The Phoenix Companies, Inc. is traded on                    P.O. Box 5056, Hartford, CT 06102-5056
the New York Stock Exchange (NYSE) under the symbol "PNX."                      Phone: 1-860-403-7100
Our 7.25 percent equity units are traded on the NYSE under the                  Fax: 1-860-403-7880
symbol "PNX PrA."  Our 7.45 percent bond is traded on the NYSE                  e-mail: pnx.ir@phoenixwm.com
under the symbol "PFX."


For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                           SEPTEMBER 2005 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS........................................................   1
INCOME STATEMENT............................................................   2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................   4
   VARIABLE UNIVERSAL LIFE..................................................   6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................   8
   LIFE AND PRIVATE PLACEMENT SALES.........................................  10
   ANNUITIES................................................................  12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT.........................  14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................  16
ASSET MANAGEMENT............................................................  18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT....................  20
VENTURE CAPITAL SEGMENT.....................................................  22
CORPORATE AND OTHER.........................................................  24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..............................  26
CONSOLIDATING THIRD QUARTER 2005 INCOME STATEMENT...........................  28
CONDENSED CONSOLIDATED BALANCE SHEET........................................  29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY................................  30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS...........................  31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES........................  33

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2005 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                          December 31,
                                                      YTD September   -------------------------------------------------------------
                                                           2005           2004            2003            2002            2001
                                                      -------------   -------------   -------------   -------------   -------------
General Account Invested Assets                        $ 17,015.6      $ 17,334.6      $ 17,242.8      $ 16,812.8      $ 14,411.4
Separate Account Assets                                   7,358.8         6,950.3         6,083.2         4,371.2         5,025.2
Total Assets                                             27,666.2        28,362.6        27,559.2        25,235.9        22,535.6
Indebtedness                                                762.9           690.8           639.0           644.3           599.3
Total Stockholders' Equity                                2,044.7         2,022.4         1,947.8         1,826.8         2,307.8
Total Stockholders' Equity
  excluding SFAS 115, other
  accumulated OCI and FIN 46-R                         $  2,068.9      $  2,018.5      $  1,925.3      $  1,937.1      $  2,317.5

Debt to Total Capitalization                                27.2%           25.5%           24.7%           24.1%           20.0%
Debt (Excluding Equity Units)
  to Total Capitalization                                   21.7%           19.8%           18.8%           18.3%             N/A

Book Value Per Share                                   $    21.50      $    21.32      $    20.62      $    19.43      $    22.64
Book Value Per Share, excluding
  SFAS 115 and other accumulated OCI                        21.18           20.70           19.96           20.19           22.62
Book Value Per Share, excluding
  SFAS 115, other accumulated OCI and FIN 46-R         $    21.75      $    21.27      $    20.39      $    20.60      $    22.74
Period-end Common Shares Outstanding                         95.1            94.9            94.4            94.0           101.9
                                                      =============   =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                          $    204.2      $    204.1      $    175.0      $    175.0      $    175.0
Equity Units                                                153.7           153.7           153.7           153.7             N/A
Senior Unsecured Bonds                                      300.0           300.0           300.0           300.0           300.0
Interest Rate Swap                                            3.3             8.0            10.3            15.6            (0.8)
Bank Credit Facility                                         25.0            25.0                                           125.1
Other                                                        76.7
                                                      -------------   -------------   -------------   -------------   -------------
Total Indebtedness                                     $    762.9      $    690.8      $    639.0      $    644.3      $    599.3
                                                      =============   =============   =============   =============   =============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR
  PHOENIX LIFE INSURANCE COMPANY (1)
Capital, Surplus and Surplus Notes                     $    858.1      $    814.6      $    762.9      $    861.0      $  1,149.8
Asset Valuation Reserve (AVR)                               190.1           213.6           198.6           147.0           221.5
                                                      -------------   -------------   -------------   -------------   -------------
Capital, Surplus, Surplus Notes and AVR                $  1,048.3         1,028.2           961.5         1,008.0         1,371.3
                                                      =============   =============   =============   =============   =============
Policyholder Dividend Liability                        $    408.7      $    403.3      $    408.5      $    403.0      $    395.8
Interest Maintenance Reserve                                (30.7)          (31.3)          (30.2)           (2.0)           11.6
Statutory Gain From Operations                               63.6            35.1            69.7            44.5           119.9
Statutory Net Income (Loss)                                  35.0            47.1            21.5             7.5           (13.9)
                                                      -------------

(1) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. September 2005 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2005 (unaudited)
(amounts in millions, except per share data)


INCOME STATEMENT SUMMARY                            YTD September                                 December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME

Life Insurance (1)                           $    144.4     $     89.0     $    130.2     $    100.5     $     99.8     $     71.2
Annuity (1)                                         3.3           11.5           12.6           (1.1)         (19.5)          11.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                          147.7          100.5          142.8           99.4           80.3           82.9
Asset Management Segment                          (11.7)            .2             .1           (8.7)         (69.9)          (8.7)
Venture Capital Segment                            13.2           12.1           19.3           36.2          (59.3)        (159.6)
Corporate and Other Segment                       (51.4)         (44.7)         (59.1)         (47.8)         (40.0)         (34.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss),
  Before Income Taxes                              97.8           68.1          103.1           79.1          (88.9)        (120.1)
Applicable Income Taxes (Benefit)                  23.7           13.5           22.5           21.8          (28.5)         (45.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS)                        74.1           54.6           80.6           57.3          (60.4)         (74.7)
Net Realized Investment Gains (Losses)              1.6            9.4            5.7            3.2          (39.3)         (43.0)
Realized (Losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R          .1          (12.9)         (12.9)          (2.4)         (26.3)         (12.5)
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                    (7.0)            .8           55.9          (55.0)
Share of Aberdeen's Extraordinary
  Charge for FSA Setttlement                                                    (14.7)
Surplus Notes Tender Costs                                                       (6.4)
Management Restructuring and
  Early Retirement Costs                           (9.9)         (13.9)         (21.9)          (8.5)         (28.5)         (15.5)
Deferred Policy Acquisition Cost
  Adjustments                                                                                                  15.1
Expenses of Purchase of PXP Minority
  Interest                                                                                                                   (52.8)
Demutualization Related Items, Net                                                                             (1.3)          (2.9)
Other Income                                                                                     1.3                           5.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) FROM CONTINUING OPERATIONS           58.9           38.0           86.3           (4.1)        (140.7)        (196.1)
Income (Loss) From Discontinued Operations          (.7)            .1             .1           (2.1)          (1.3)          (2.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) Before Cumulative Effect of
  Accounting changes                               58.2           38.1           86.4           (6.2)        (142.0)        (198.6)
Cumulative Effect of Accounting changes                                                                      (130.3)         (16.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $     58.2     $     38.1     $     86.4     $     (6.2)        (272.3)    $   (215.2)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (2)            95.4           94.6           94.7           94.2           97.9          104.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $     0.78     $     0.58     $     0.85     $     0.61     $    (0.62)    $    (0.71)
Net Income (Loss) Per Share                  $     0.61     $     0.40     $     0.91     $    (0.07)    $    (2.78)    $    (2.06)

Diluted

Weighted-Average Shares Outstanding and
  dilutive potential common shares (2) (3)        102.5          100.9          100.8           96.6           97.9          104.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $     0.72     $     0.54     $     0.80     $     0.59     $    (0.62)    $    (0.71)
Net Income (Loss) Per Share                  $     0.57     $     0.38     $     0.86     $    (0.07)    $    (2.78)    $    (2.06)
                                            =============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) Weighted-average shares outstanding in 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 96.6 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2005 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                               2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

SEGMENT INCOME

Life Insurance (1)           $     22.8     $     29.2     $     36.9     $     41.2     $     38.0     $     68.3     $     38.1
Annuity (1)                         3.0            4.6            3.9            1.1            6.0           (9.6)           6.9
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment           25.8           33.8           40.8           42.3           44.0           58.7           45.0
Asset Management Segment             .1             .1                           (.1)          (1.7)            .1          (10.1)
Venture Capital Segment            11.6            4.4           (3.9)           7.2           (2.2)           2.7           12.7
Corporate and Other Segment       (12.7)         (16.0)         (15.9)         (14.5)         (16.3)         (16.4)         (18.7)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income,
  Before Income Taxes              24.8           22.3           21.0           34.9           23.8           45.1           28.9
Applicable Income Taxes             7.3            5.7             .5            8.9            7.0           14.2            2.5
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME               17.5           16.6           20.5           26.0           16.8           30.9           26.4
Net Realized Investment
  Gains (Losses)                    1.8            7.7            (.2)          (3.7)           1.1            (.6)           1.1
Realized Gains
  (Losses) - Investments
  Pledged as Collateral
  Consolidated Under
  FIN 46-R                         (1.0)          (3.6)          (8.3)                           .4           (1.2)            .9
Realized and Unrealized
  Gains (Losses) on
  Equity Investment
  in Aberdeen                                       .8                          55.1           (7.0)
Share of Aberdeen's
  Extraordinary
  Charge for FSA
  Setttlement                                                                  (14.7)
Surplus Notes Tender
  Costs                                                                         (6.4)
Management Restructuring
  and Early Retirement
  Costs                            (2.0)          (6.9)          (4.9)          (8.0)          (1.9)          (6.7)          (1.3)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
INCOME FROM CONTINUING
  OPERATIONS                       16.3           14.6            7.1           48.3            9.4           22.4           27.1
Income (Loss) From
  Discontinued Operations            .3            (.2)                                                                       (.7)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME                   $     16.6     $     14.4     $      7.1     $     48.3     $      9.4     $     22.4     $     26.4
                            =============  =============  =============  =============  =============  =============  =============

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EARNINGS PER SHARE
Basic
Weighted-Average Shares
  Outstanding                      94.5           94.6           94.7           94.8           94.9           95.0           95.1
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income
  Per Share                  $     0.19     $     0.18     $     0.22     $     0.27     $     0.18     $     0.32     $     0.28
Net Income Per Share         $     0.18     $     0.15     $     0.07     $     0.51     $     0.10     $     0.24     $     0.28

Diluted
Weighted-Average Shares
  Outstanding and dilutive
  potential common shares         102.0          101.3           99.2          100.3          102.3          101.1          102.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income
  Per Share                  $     0.17     $     0.16     $     0.21     $     0.26     $     0.16     $     0.31     $     0.26
Net Income Per Share         $     0.16     $     0.14     $     0.07     $     0.48     $     0.09     $     0.22     $     0.26
                                                                                                                      =============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                      YTD September                                 December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
Variable Universal Life                      $     60.8     $     26.4     $     35.7     $     35.0     $     35.9     $     30.2
Universal Life (1)                                 41.0           21.5           34.4           21.7           26.3           17.4
Other Life and Annuity (2) (3)                       .9            1.3            1.8             .2            (.7)           (.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total, Non-participating Life                     102.7           49.2           71.9           56.9           61.5           46.7
Traditional Life (3)                               41.7           39.8           58.3           43.6           38.3           24.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total, Life Insurance                             144.4           89.0          130.2          100.5           99.8           71.2
Annuities (3)                                       3.3           11.5           12.6           (1.1)         (19.5)          11.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income, before income taxes               147.7          100.5          142.8           99.4           80.3           82.9
Allocated Income Taxes (4)                         41.7           24.5           36.4           31.1           28.0           28.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income                               $    106.0     $     76.0     $    106.4     $     68.3     $     52.3     $     54.1
                                            =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2005 (unaudited)
($ in millions)


SEGMENT INCOME                                         2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Variable Universal Life      $      8.2     $      8.5     $      9.7     $      9.5     $      9.1     $     37.8     $     13.9
Universal Life (1)                  1.9           10.9            8.7           12.9           10.3           23.1            7.6
Other Life and
  Annuity (2) (3)                   1.5             .1            (.4)            .4             .4             .5
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total, Non-participating
  Life                             11.6           19.5           18.0           22.8           19.8           61.4           21.5
Traditional Life (3)               11.2            9.7           18.9           18.4           18.2            6.9           16.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total, Life Insurance              22.8           29.2           36.9           41.2           38.0           68.3           38.1
Annuities (3)                       3.0            4.6            3.9            1.1            6.0           (9.6)           6.9
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Income, before
  income taxes                     25.8           33.8           40.8           42.3           44.0           58.7           45.0
Allocated Income Taxes              7.2           10.2            7.1           11.9           14.0           19.1            8.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Income               $     18.6     $     23.6     $     33.7     $     30.4     $     30.0     $     39.6     $     36.4
                            =============  =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2005 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $     24.6     $     22.1     $     29.6     $     30.1     $     31.4     $     29.5
Cost of Insurance                                  57.3           55.5           74.6           72.1           66.4           60.0
Interest Earned                                     4.9            4.1            5.9            5.6            7.0            4.5
Surrender Charges                                   5.2            4.9            6.9            6.9            4.4            3.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     92.0           86.6          117.0          114.7          109.2           97.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability Benefits                  21.1           21.9           30.5           23.3           22.9           15.3
Incurred Expenses                                   6.7           35.3           47.1           52.8           45.9           48.2
Interest Credited                                   3.4            3.0            3.7            3.6            3.7            3.6
Minority Interest                                                                                                .8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                     31.2           60.2           81.3           79.7           73.3           67.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income                               $     60.8     $     26.4     $     35.7     $     35.0     $     35.9     $     30.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions and Concessions                  $     10.3     $     11.2     $     16.3     $     21.4     $     36.6     $     29.5
Controllable Expenses and Other                    21.1           26.9           34.0           44.6           60.8           60.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                             31.4           38.1           50.3           66.0           97.4           89.6
Acquisition Costs Deferred                        (12.3)         (18.7)         (25.4)         (33.9)         (68.1)         (65.4)
Acquisition Costs Amortized                       (12.4)          15.9           22.2           20.8           16.6           24.0
                                            -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses                            $      6.7     $     35.3     $     47.1     $     52.9     $     45.9     $     48.2
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                     $    155.4     $    172.1     $    245.4     $    353.4     $    465.7     $    336.1
Surrenders                                        (71.1)         (46.7)         (75.3)         (69.4)         (37.6)         (31.2)
Deaths                                             (1.8)          (1.4)          (2.2)          (1.4)          (1.8)          (1.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                                          82.5          124.0          167.9          282.6          426.3          303.2
Performance                                        91.8           64.5          179.3          252.1         (149.8)        (194.0)
Fees                                              (22.5)         (22.8)         (30.6)         (36.4)         (35.8)         (34.5)
Cost of Insurance                                 (55.8)         (53.7)         (72.4)         (69.8)         (66.4)         (60.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Acquisitions
Change in Funds Under Management                   96.0          112.0          244.2          428.5          174.3           14.7
Beginning Balance                               1,943.1        1,698.9        1,698.9        1,270.3        1,096.0        1,081.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                               $  2,039.1     $  1,810.9     $  1,943.1     $  1,698.8     $  1,270.3     $  1,096.0
                                            =============  =============  =============  =============  =============  =============

LIFE INSURANCE IN FORCE (1)                  $ 24,930.2     $ 25,373.0     $ 25,382.0     $ 24,603.0     $ 23,788.2     $ 20,436.1
                                            =============  =============  =============  =============  =============  =============

(1) 2004 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2005 (unaudited)
($ in millions)

                                                       2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                         $      8.0     $      7.3     $      6.8     $      7.5     $      7.4     $     10.3     $      6.9
Cost of Insurance                  18.3           18.5           18.7           19.2           19.0           19.1           19.2
Interest Earned                     1.2            1.7            1.2            1.8            1.5            1.4            2.0
Surrender Charges                   1.7            1.4            1.8            2.1            1.9            1.7            1.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                     29.2           28.9           28.5           30.6           29.8           32.5           29.7
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Net Death and Disability
  Benefits                          8.3            7.5            6.1            8.6            8.9            8.3            3.9
Incurred Expenses                  11.7           11.9           11.7           11.7           10.6          (14.7)          10.8
Interest Credited                   1.0            1.0            1.0             .8            1.2            1.1            1.1
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                     21.0           20.4           18.8           21.1           20.7           (5.3)          15.8
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income               $      8.2     $      8.5     $      9.7     $      9.5     $      9.1     $     37.8     $     13.9
                            =============  =============  =============  =============  =============  =============  =============

                            -------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions  $      4.0     $      4.2     $      3.0     $      5.1     $      3.6     $      3.4     $      3.3
Controllable Expenses
  and Other                         9.2            9.3            8.4            7.1            6.8            7.4            6.9
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses             13.2           13.5           11.4           12.2           10.4           10.8           10.2
Acquisition Costs Deferred         (6.6)          (6.6)          (5.5)          (6.7)          (4.1)          (4.4)          (3.8)
Acquisition Costs Amortized         5.1            5.0            5.8            6.2            4.3          (21.1)           4.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses            $     11.7     $     11.9     $     11.7     $     11.7     $     10.6          (14.7)    $     10.8
                            =============  =============  =============  =============  =============  =============  =============

                            -------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                     $     67.0     $     60.0     $     45.1     $     73.3     $     63.3     $     49.0     $     43.1
Surrenders                        (15.6)         (15.0)         (16.1)         (28.6)         (27.4)         (19.6)         (24.1)
Deaths                              (.4)           (.4)           (.6)           (.8)           (.9)           (.7)           (.2)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                          51.0           44.6           28.4           43.9           35.0           28.7           18.8
Performance                        56.5           10.0           (2.0)         114.8           (9.3)          22.0           79.1
Fees                               (8.4)          (7.4)          (7.0)          (7.8)          (7.5)          (7.7)          (7.3)
Cost of Insurance                 (17.7)         (18.0)         (18.0)         (18.7)         (18.4)         (18.6)         (18.7)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under
  Management                       81.4           29.2            1.4          132.2            (.2)          24.4           71.9
Beginning Balance               1,698.9        1,780.3        1,809.5        1,810.9        1,943.1        1,942.8        1,967.2
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance               $  1,780.3     $  1,809.5     $  1,810.9     $  1,943.1     $  1,942.9     $  1,967.2     $  2,039.1
                            =============  =============  =============  =============  =============  =============  =============

LIFE INSURANCE IN FORCE (1)  $ 25,666.8     $ 25,596.7     $ 25,373.0     $ 25,382.0     $ 25,189.9     $ 25,041.0     $ 24,930.2
                            =============  =============  =============  =============  =============  =============  =============

(1) 2004 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2005 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $     10.8     $     14.3     $     19.2     $     17.3     $     11.9     $      8.6
Cost of Insurance                                  76.5           66.9           90.7           78.9           71.6           66.2
Interest Earned                                    80.2           74.3          100.3           98.3          108.4          111.9
Surrender Charges                                   2.1            2.3            3.2            2.5            3.9            4.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                    169.6          157.8          213.4          196.9          195.8          190.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Net Death Benefits and
  Supplemental Benefits                            43.4           44.7           58.2           51.2           39.5           48.3
Incurred Expenses                                  29.6           35.3           46.2           46.0           44.3           34.6
Interest Credited                                  55.6           56.3           74.6           78.0           85.7           90.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                    128.6          136.3          179.0          175.2          169.5          173.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income                               $     41.0     $     21.5     $     34.4     $     21.7     $     26.3     $     17.4
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                  $     25.2     $     17.0     $     24.9     $     28.2     $     15.2     $      9.8
Controllable Expenses                              53.5           47.1           64.4           75.0           52.6           32.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                             78.7           64.1           89.3          103.2           67.8           41.9
Acquisition Cost Deferred                         (54.1)         (44.1)         (63.5)         (74.9)         (40.2)         (20.0)
Acquisition Cost Amortized                          5.0           15.3           20.4           17.7           16.7           12.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses                            $     29.6     $     35.3     $     46.2     $     46.0     $     44.3     $     34.6
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                     $    186.5     $    166.6     $    229.4     $    217.8     $    149.3     $    104.6
Surrenders                                        (75.4)         (96.6)        (126.2)        (118.6)        (107.4)         (99.0)
Deaths                                            (17.4)         (14.5)         (16.9)         (19.4)         (25.0)         (18.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                                          93.7           55.5           86.3           79.8           16.9          (12.9)
Interest Credited                                  55.7           56.2           74.6           78.0           85.8           90.4
Fees                                              (17.2)         (16.5)         (23.5)         (24.9)         (16.7)         (10.5)
Cost of Insurance                                 (76.5)         (66.9)         (90.7)         (78.9)         (71.6)         (66.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under Management                   55.7           28.3           46.7           54.0           14.4             .8
Beginning Balance                               1,610.7        1,564.0        1,564.0        1,510.0        1,495.6        1,494.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Fund Balance                          $  1,666.4     $  1,592.3     $  1,610.7     $  1,564.0     $  1,510.0     $  1,495.6
                                            =============  =============  =============  =============  =============  =============

LIFE INSURANCE IN FORCE                      $ 15,126.3     $ 13,725.6     $ 14,103.7     $ 12,830.3     $ 10,476.7     $  9,465.6
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME                                         2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarter ended                   March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Fees                         $      4.5     $      4.8     $      5.0     $      5.0     $      4.7     $      1.2     $      4.9
Cost of Insurance                  21.6           22.5           22.8           23.8           24.0           24.9           27.6
Interest Earned                    24.0           25.9           24.4           26.0           25.4           26.2           28.6
Surrender Charges                    .7            1.1             .5             .9             .5             .7             .9
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                     50.8           54.3           52.7           55.7           54.6           53.0           62.0
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Net Death Benefits and
  Supplemental Benefits            19.3           12.3           13.1           13.4           13.9           13.5           16.0
Incurred Expenses                  10.4           12.1           12.8           11.0           12.0           (2.0)          19.6
Interest Credited                  19.2           19.0           18.1           18.4           18.4           18.4           18.8
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                     48.9           43.4           44.0           42.8           44.3           29.9           54.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income               $      1.9     $     10.9     $      8.7     $     12.9     $     10.3     $     23.1     $      7.6
                            =============  =============  =============  =============  =============  =============  =============

                            -------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                  $      6.9     $      6.2     $      4.0     $      7.9     $      5.4     $      7.1     $     12.7
Controllable Expenses              17.1           15.5           14.4           17.4           13.9           16.2           23.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses             24.0           21.7           18.4           25.3           19.3           23.3           36.1
Acquisition Cost Deferred         (17.7)         (14.5)         (11.9)         (19.4)         (13.5)         (15.1)         (25.5)
Acquisition Cost Amortized          4.1            4.9            6.3            5.1            6.2          (10.2)           9.0
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses            $     10.4     $     12.1     $     12.8     $     11.0     $     12.0     $     (2.0)    $     19.6
                            =============  =============  =============  =============  =============  =============  =============

                            -------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                     $     54.7     $     55.7     $     56.2     $     62.8     $     54.9     $     57.7     $     73.9
Surrenders                        (31.9)         (37.0)         (27.7)         (29.6)         (23.3)         (24.7)         (27.4)
Deaths                             (3.3)          (3.7)          (7.5)          (2.4)          (4.6)          (7.0)          (5.8)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                          19.5           15.0           21.0           30.8           27.0           26.0           40.7
Interest Credited                  19.1           19.0           18.1           18.4           18.5           18.4           18.8
Fees                               (5.4)          (5.8)          (5.3)          (7.0)          (4.9)          (5.2)          (7.1)
Cost of Insurance                 (21.6)         (22.5)         (22.8)         (23.8)         (24.0)         (24.9)         (27.6)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under
  Management                       11.6            5.7           11.0           18.4           16.6           14.3           24.8
Beginning Balance               1,564.0        1,575.6        1,581.3        1,592.3        1,610.7        1,627.3        1,641.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Fund Balance          $  1,575.6     $  1,581.3     $  1,592.3     $  1,610.7     $  1,627.3     $  1,641.6     $  1,666.4
                            =============  =============  =============  =============  =============  =============  =============

LIFE INSURANCE IN FORCE      $ 13,195.6     $ 13,431.3     $ 13,725.6     $ 14,103.7     $ 14,328.7     $ 14,583.3     $ 15,126.3
                            =============  =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                      $     12.9     $     12.6     $     18.2     $     30.1     $     62.5     $     53.8
Universal Life/Interest Sensitive                  47.5           34.0           47.4           67.5           36.9           14.5
Term Life                                          11.5           11.2           15.3           19.2           15.1           11.4
Participating Whole Life                                                                         0.6            4.8            9.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)              71.9           57.8           80.9          117.4          119.3           89.4
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                             4.1            7.0           10.8           20.1           25.1           49.7
Universal Life/Interest Sensitive                  31.5           38.8           53.2           61.6           29.9           14.5
Participating Whole Life                                                                                        0.8            2.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                      35.6           45.8           64.0           81.7           55.8           66.6
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                            17.0           19.6           29.0           50.1           87.6          103.5
Universal Life/Interest Sensitive                  79.0           72.9          100.7          129.2           66.8           29.0
Term Life                                          11.5           11.2           15.3           19.2           15.1           11.4
Participating Whole Life                                                                         0.6            5.6           12.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)       107.5          103.7          145.0          199.1          175.1          156.0
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized
  and single)                                      27.9           34.9           60.0          149.5          222.5           83.7
Annuity                                           510.5          140.7          152.6          394.9          142.6          164.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and
  Annuity Deposits                                538.4          175.6          212.6          544.4          365.1          247.7
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $  2,374.1     $  1,788.6     $  1,898.5     $  1,535.5     $    864.7     $    494.1
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                   2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life      $      4.5     $       5.0    $       3.1    $       5.6    $       6.2    $       3.5    $       3.1
Universal Life/Interest
  Sensitive                        13.1            10.5           10.4           13.4           10.8           14.1           22.6
Term Life                           3.9             4.0            3.3            4.2            3.8            3.8            3.8
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized
  Premium (1)                      21.5            19.5           16.8           23.2           20.8           21.4           29.5
                            =============  =============  =============  =============  =============  =============  =============

Variable Universal Life             2.5             2.6            2.0            3.7             .8            1.6            1.8
Universal Life/Interest
  Sensitive                        11.1            14.4           13.3           14.4            8.5           11.4           11.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single
  Premium                          13.6            17.0           15.3           18.1            9.3           13.0           13.4
                            =============  =============  =============  =============  =============  =============  =============

Variable Universal Life             7.0             7.5            5.1            9.3            7.0            5.1            4.9
Universal Life/Interest
  Sensitive                        24.2            25.0           23.7           27.8           19.3           25.5           34.2
Term Life                           3.9             4.0            3.3            4.2            3.8            3.8            3.8
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life
  Insurance Premium (2)      $     35.1     $      36.5     $     32.1    $      41.3    $      30.1    $      34.4    $      42.9
                            =============  =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND
  ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)          17.4            14.5            3.0           25.1           14.3           11.3            2.3
Annuity                            28.8            70.9           41.0           12.0          487.6           11.9           11.0
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life
  and Annuity Deposits       $     46.2     $      85.4    $      44.0    $      37.1    $     501.9    $      23.2    $      13.3
                            =============  =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS
  UNDER MANAGEMENT           $  1,642.8     $   1,720.2    $   1,788.6    $   1,898.5    $   2,414.5    $   2,343.1    $   2,374.1
                            =============  =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2005 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $     48.9     $     47.4     $     63.8     $     57.2     $     57.4     $     65.0
Interest Earned                                   122.5          114.9          158.0          150.1          109.1           51.8
Surrender Charges                                   5.2            4.6            5.8            7.4            6.6            3.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                    176.6          166.9          227.6          214.7          173.1          120.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                                      4.0            6.3            8.7            4.4           12.2            5.8
Incurred Expenses                                  83.9           57.3           83.0           78.3           81.0           55.9
Interest Credited                                  85.4           91.8          123.3          133.0           99.4           47.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                    173.3          155.4          215.0          215.7          192.6          109.0
                                            -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income (Loss)                        $      3.3     $     11.5     $     12.6     $     (1.1)    $    (19.5)    $     11.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                      $     28.6     $     32.8     $     42.7     $     51.1     $     81.3     $     44.1
Controllable Expenses                              28.1           39.1           48.4           66.2           67.5           76.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses                             56.7           71.9           91.1          117.3          148.8          120.4
Acquisition Cost Deferred                         (23.3)         (35.6)         (43.7)         (65.5)        (102.9)         (83.5)
Acquisition Cost Amortized                         50.5           21.0           35.6           26.5           35.1           19.0
                                            -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses                            $     83.9     $     57.3     $     83.0     $     78.3     $     81.0     $     55.9
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME
Quarters ended                                         2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
                                March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Fees                         $     15.7     $     15.8     $     15.9     $     16.3     $     16.5     $     16.1     $     16.3
Interest Earned                    37.3           37.9           39.7           43.2           41.6           39.9           40.9
Surrender Charges                   1.1            1.4            2.1            1.2            1.9            2.0            1.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                     54.1           55.1           57.7           60.7           60.0           58.0           58.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                       .8            2.6            2.9            2.4            1.2            2.2             .6
Incurred Expenses                  20.9           16.2           20.1           25.9           23.6           36.9           23.4
Interest Credited                  29.3           31.7           30.8           31.3           29.2           28.5           27.7
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                     51.1           50.5           53.8           59.6           54.0           67.6           51.7
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Pre-tax Income (Loss)        $      3.0     $      4.6     $      3.9     $      1.1     $      6.0     $     (9.6)    $      6.9
                            =============  =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions      $     12.6     $     10.3     $      9.9     $      9.8     $      9.8     $      9.1     $      9.7
Controllable Expenses              16.1           12.8           10.1            9.5            8.5            9.8            9.8
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Current Expenses             28.7           23.1           20.0           19.3           18.3           18.9           19.5
Acquisition Cost Deferred         (15.0)         (12.7)          (7.9)          (8.0)          (8.2)          (6.8)          (8.3)
Acquisition Cost Amortized          7.2            5.8            8.0           14.6           13.5           24.8           12.2
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Incurred Expenses            $     20.9     $     16.2     $     20.1     $     25.9     $     23.6     $     36.9     $     23.4
                            =============  =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Third Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT (1)                          YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
Annuities
Deposits                                     $    766.6     $    564.7     $    670.9     $  1,428.1     $  2,258.4     $  1,492.9
Surrenders                                       (862.6)        (587.5)        (802.8)        (867.2)        (754.4)        (510.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                                         (96.0)         (22.8)        (131.9)         560.9        1,504.0          982.3
Performance and Interest Credited                 304.4          238.8          670.7          872.1         (330.6)        (554.9)
Fees                                              (47.3)         (44.4)         (59.8)         (57.7)         (58.8)         (67.3)
Deaths                                            (58.5)         (63.6)         (81.6)         (70.4)         (40.6)         (34.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under Management                  102.6          108.0          397.4        1,304.9        1,074.0          325.8
Beginning Balance                               7,700.6        7,303.2        7,303.2        5,998.3        4,924.3        4,598.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                               $  7,803.2     $  7,411.2     $  7,700.6     $  7,303.2     $  5,998.3     $  4,924.3
                                            =============  =============  =============  =============  =============  =============


VA Funds in Guaranteed Interest
  Accounts (2)                               $  1,706.1     $  1,960.5     $  1,939.1     $  2,067.4     $  2,159.3     $    955.0
                                            =============  =============  =============  =============  =============  =============

Fixed Annuities (2)                          $  1,023.2     $  1,201.8     $  1,175.5     $  1,216.3     $    902.1     $    442.5
                                            =============  =============  =============  =============  =============  =============


(1) Funds restated for all periods presented due to Other Life and Annuity reclassifications. See additional information on page 4 of this supplement.
(2) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Third Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT (1)                             2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Annuities
Deposits                     $    215.0     $    208.9     $    140.8     $    106.2     $    580.9     $     93.5     $     92.2
Surrenders                       (198.8)        (175.0)        (213.7)        (215.3)        (231.7)        (336.6)        (294.3)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Sales                          16.2           33.9          (72.9)        (109.1)         349.2         (243.1)        (202.1)
Performance and Interest
  Credited                        212.8           19.5            6.5          431.9           (0.6)          86.3          218.7
Fees                              (15.3)         (14.0)         (15.1)         (15.4)         (16.2)         (15.7)         (15.4)
Deaths                            (23.2)         (21.8)         (18.6)         (18.0)         (22.3)         (17.6)         (18.6)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Funds Under
  Management                      190.5           17.6         (100.1)         289.4          310.1         (190.1)         (17.4)
Beginning Balance               7,303.2        7,493.7        7,511.3        7,411.2        7,700.6        8,010.7        7,822.7
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance               $  7,493.7     $  7,511.3     $  7,411.2     $  7,700.6     $  8,010.7     $  7,820.6     $  7,805.3
                            =============  =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed
  Interest Accounts (2)      $  2,000.4     $  1,974.2     $  1,960.5     $  1,939.1     $  1,873.8     $  1,796.4     $  1,706.1
                            =============  =============  =============  =============  =============  =============  =============

Fixed Annuities  (2)         $  1,212.7     $  1,203.4     $  1,201.8     $  1,175.5     $  1,165.9     $  1,153.2     $  1,023.2
                            =============  =============  =============  =============  =============  =============  =============


(1) Funds restated for all periods presented due to Other Life and Annuity reclassifications. See additional information on page 4 of this supplement.
(2) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2005 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $    357.2     $    332.1     $    332.5     $    329.3     $    310.4     $    252.8
Universal Life                                    311.0          247.5          262.0          219.2          163.1          134.7
Variable Annuities                                280.6          302.7          296.7          289.0          264.9          211.4
Fixed Annuities                                    39.0           48.9           48.3           48.0           29.2            3.5
Participating                                     573.3          577.6          576.9          576.3          572.9          531.8
Other
Offset for Unrealized Investment
  Gains and Losses                                (29.0)         (80.1)         (86.5)         (94.1)        (106.4)         (10.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $  1,532.1     $  1,428.7     $  1,429.9     $  1,367.7     $  1,234.1     $  1,123.7
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS (1)
Death Benefit in Excess of Fund Value        $    371.1     $    576.4     $    441.1     $    616.9     $  1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                               93.1          173.8          123.5          183.0          234.9
Statutory Reserve, Net of Reinsurance              14.1           18.5           15.0           17.3           15.8
GAAP Reserve, Net of Reinsurance                    9.8           10.3            9.1            7.8            8.7
                                            -------------

(1) Comparable data is not available for 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2005 (unaudited)
($ in millions)

                                                       2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life      $    330.8     $    332.4     $    332.1     $    332.5     $    332.3     $    357.8     $    357.2
Universal Life                    232.3          241.9          247.5          262.0          269.2          294.6          311.0
Variable Annuities                296.3          302.4          302.7          296.7          292.8          279.2          280.6
Fixed Annuities                    48.5           49.5           48.9           48.3           46.8           42.5           39.0
Participating                     578.3          579.4          577.6          576.9          579.9          570.2          573.3
Other
Offset for Unrealized
  Investment Gains and
  Losses                         (127.7)         (40.4)         (80.1)         (86.5)         (26.7)         (83.6)         (29.0)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total                        $  1,358.5     $  1,465.2     $  1,428.7     $  1,429.9     $  1,494.3     $  1,460.7     $  1,532.1
                            =============  =============  =============  =============  =============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED
  MINIMUM DEATH BENEFITS
Death Benefit in Excess of
  Fund Value                 $    564.4     $    552.0     $    576.4     $    441.1     $    459.3     $    425.0     $    371.1
Death Benefit in Excess of
  Fund Value, Net of
  Reinsurance                     166.4          163.2          173.8          123.5          130.1          114.0           93.1
Statutory Reserve, Net of
  Reinsurance                      16.5           17.1           18.5           15.0           15.8           15.0           14.1
GAAP Reserve, Net of
  Reinsurance                       6.9            7.7           10.3            9.1            9.3            9.6            9.8
                                                                                                                      -------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                     YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
Investment Management Fees                   $    142.8     $    164.3     $    219.0     $    205.5     $    219.2     $    211.9
Mutual Funds - Ancillary Fees (1)                  30.2           28.6           38.3           35.5           38.7           47.1
Other Revenue                                       4.4            6.4            7.7            9.3           10.2           12.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                    177.4          199.3          265.0          250.3          268.1          271.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                83.4           98.7          132.6          129.6          134.9          123.3
Other Operating Expenses (1)                       64.8           65.9           85.9           86.7           93.4          103.0
Amortization of Intangibles                        25.0           25.1           33.8           33.2           32.5           49.0
Intangible Asset Impairments                       10.6                                                        66.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                          183.8          189.7          252.3          249.5          327.1          275.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                           (6.4)           9.6           12.7             .8          (59.0)          (3.4)
Other Income - Net                                  1.4            1.0            1.7            2.5            1.0            1.6
Minority Interest                                  (6.7)         (10.4)         (14.3)         (12.0)         (11.9)          (6.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss), before income taxes        (11.7)            .2             .1           (8.7)         (69.9)          (8.7)
Applicable Income taxes (Benefit)                  (4.9)            .4            2.3           (3.3)          (6.0)           2.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                        $     (6.8)    $      (.2)    $     (2.2)    $     (5.4)    $    (63.9)    $    (11.3)
                                            =============  =============  =============  =============  =============  =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                         2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Investment Management Fees   $     57.3     $     54.4     $     52.6     $     54.7     $     49.5     $     46.6     $     46.8
Mutual Funds - Ancillary
  Fees (1)                          9.7            9.5            9.4            9.8            9.8           10.1           10.3
Other Revenue                       2.8            2.2            1.4            1.3            1.3            1.7            1.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                     69.8           66.1           63.4           65.8           60.6           58.4           58.5
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                34.8           32.6           31.3           33.8           29.2           27.3           26.9
Other Operating Expenses(1)        23.3           22.0           20.6           20.1           21.9           21.3           21.6
Amortization of Intangibles         8.3            8.3            8.5            8.7            8.4            8.3            8.3
Intangible Asset Impairments                                                                                                 10.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses           66.4           62.9           60.4           62.6           59.5           56.9           67.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)            3.4            3.2            3.0            3.2            1.1            1.5           (8.9)
Other Income - Net                   .4             .3             .3             .6             .4             .6             .4
Minority Interest                  (3.7)          (3.4)          (3.3)          (3.9)          (3.2)          (2.0)          (1.6)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss),
  before  income taxes               .1             .1             .0            (.1)          (1.7)            .1          (10.1)
Applicable Income Taxes
  (Benefit)                          .4             .0             .0            1.9            (.5)            .1           (4.5)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)        $     (0.3)    $      0.1     $       .0     $     (2.0)    $     (1.2)    $     (0.0)    $     (5.6)
                            =============  =============  =============  =============  =============  =============  =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses. All prior periods have been conformed to the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                     YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                      $  1,442.6     $  1,753.7     $  2,109.9     $  2,268.3     $  4,421.1     $  2,721.8
Outflows                                       (4,098.6)      (3,265.3)      (5,203.0)      (2,656.6)      (2,716.4)      (2,546.4)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                      (2,656.0)      (1,511.6)      (3,093.1)        (388.3)       1,704.7          175.4
Performance                                      (346.5)        (261.5)         950.3        1,537.5       (3,278.2)      (3,545.8)
Other                                            (158.1)           0.0                                      1,330.0
Acquisitions (Divestitures)                                                                                 5,914.3          748.6
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management              (3,160.5)      (1,773.1)      (2,142.8)       1,149.2        5,670.8       (2,621.8)
Beginning Balance                              13,515.6       15,658.4       15,658.4       14,509.2        8,838.4       11,460.2
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                 10,355.1       13,885.3       13,515.6       15,658.4       14,509.2        8,838.4
                                            ------------   ------------   ------------   ------------   ------------   ------------
MUTUAL FUNDS: (1)
Inflows                                         1,702.3        1,323.6        1,816.0        1,744.8        1,513.1        1,660.1
Outflows                                       (2,045.2)      (1,693.4)      (2,301.9)      (2,039.8)      (2,379.2)      (2,449.9)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                        (343.0)        (369.8)        (485.9)        (295.0)        (866.1)        (789.8)
Performance                                       205.9           48.9          975.5        1,946.3       (2,406.0)      (2,985.3)
Other                                             (46.1)          (4.1)         273.5         (182.2)        (153.7)        (148.9)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                (183.2)        (325.0)         763.1        1,469.1       (3,425.8)      (3,924.0)
Beginning Balance                              14,498.7       13,735.6       13,735.6       12,266.5       15,692.3       19,616.3
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                 14,315.5       13,410.6       14,498.7       13,735.6       12,266.5       15,692.3
                                            ------------   ------------   ------------   ------------   ------------   ------------
INSTITUTIONAL PRODUCTS: (1)
Inflows                                         4,801.8        2,349.2        2,743.9        2,974.7        4,312.6        4,989.2
Outflows                                       (5,609.5)      (4,462.8)      (5,750.9)      (3,452.2)      (4,480.0)      (3,766.9)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                        (807.7)      (2,113.6)      (3,007.0)        (477.5)        (167.4)       1,222.3
Performance                                       (61.9)         231.9          997.2        2,304.3       (2,178.9)        (723.4)
Other                                             144.8           40.4           37.5          (19.9)      (1,294.6)         272.6
Acquisitions (Divestitures)                                                                                 1,507.7          105.9
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management                (724.8)      (1,841.3)      (1,972.3)       1,806.9       (2,133.2)         877.4
Beginning Balance                              14,894.2       16,866.5       16,866.5       15,059.6       17,192.8       16,315.4
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                                 14,169.4       15,025.2       14,894.2       16,866.5       15,059.6       17,192.8
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL PRIVATE CLIENT AND INSTITUTIONAL
  PRODUCTS: (1)
Inflows                                         7,946.7        5,426.5        6,669.8        6,987.8       10,246.8        9,371.1
Outflows                                      (11,753.3)      (9,421.5)    ( 13,255.8)      (8,148.6)      (9,575.6)      (8,763.2)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Flows                                      (3,806.6)      (3,995.0)      (6,586.0)      (1,160.8)         671.2          607.9
Performance                                      (202.5)          19.3        2,923.0        5,788.1       (7,863.1)      (7,254.5)
Other                                             (59.4)          36.3          311.0         (202.1)        (118.3)         123.7
Acquisitions (Divestitures)                                                                                 7,422.0          854.5
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Assets Under Management              (4,068.5)      (3,939.4)      (3,352.0)       4,425.2          111.8       (5,668.4)
Beginning Balance                              42,908.5       46,260.5       46,260.5       41,835.3       41,723.5       47,391.9
                                            ------------   ------------   ------------   ------------   ------------   ------------
Ending Balance                               $ 38,840.0     $ 42,321.1     $ 42,908.5     $ 46,260.5     $ 41,835.3     $ 41,723.5
                                            ============   ============   ============   ============   ============   ============


Variable Product Change in Assets Under
  Management included in Mutual Funds above  $   (297.0)    $    (33.0)    $    211.7     $    200.4     $   (686.5)    $   (734.7)
                                            ============   ============   ============   ============   ============   ============

(1) Effective in 2004, closed-end mutual funds were reclassified from institutional products to mutual funds, and the general account assets of our life companies were removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                         2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                      $    649.8     $    457.8     $    646.2     $    356.1     $    508.1     $    446.0     $    488.6
Outflows                         (927.3)      (1,162.9)      (1,175.1)      (1,937.7)      (1,499.8)      (1,192.8)      (1,406.0)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Flows                        (277.5)        (705.1)        (528.9)      (1,581.6)        (991.7)        (746.8)        (917.4)
Performance                       315.9          131.1         (708.6)       1,211.9         (527.9)          55.2          126.2
Other                                                                                                       (421.4)         263.3
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Assets Under
  Management                       38.4         (574.0)      (1,237.5)        (369.7)      (1,519.6)      (1,113.0)        (527.9)
Beginning Balance              15,658.4       15,696.8       15,122.8       13,885.3       13,515.6       11,996.0       10,883.0
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                 15,696.8       15,122.8       13,885.3       13,515.6       11,996.0       10,883.0       10,355.1
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
MUTUAL FUNDS: (1)
Inflows                           611.9          367.4          344.2          492.4          549.2          565.6          587.4
Outflows                         (573.1)        (650.8)        (469.5)        (608.5)        (793.3)        (605.4)        (646.5)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Flows                          38.8         (283.4)        (125.3)        (116.1)        (244.1)         (39.8)         (59.1)
Performance                       347.9         (276.8)         (22.1)         926.6         (372.4)         384.5          193.8
Other                             (57.6)          27.9           25.6          277.6           (5.7)          90.4         (130.8)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Assets Under
  Management                      329.1         (532.3)        (121.8)       1,088.1         (622.2)         435.1            3.9
Beginning Balance              13,735.6       14,064.7       13,532.4       13,410.6       14,498.7       13,876.5       14,311.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                 14,064.7       13,532.4       13,410.6       14,498.7       13,876.5       14,311.6       14,315.5
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
INSTITUTIONAL PRODUCTS: (1)
Inflows                           597.4          932.9          818.9          394.8        4,003.8          440.1          357.9
Outflows                         (798.5)      (2,735.6)        (928.7)      (1,288.1)      (1,313.3)      (1,449.2)      (2,847.0)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Flows                        (201.1)      (1,802.7)        (109.8)        (893.3)       2,690.5       (1,009.1)      (2,489.0)
Performance                       235.4         (161.2)         157.7          765.2         (229.3)         357.6         (190.2)
Other                              (6.3)          56.6           (9.9)          (2.9)          (3.0)         413.7         (265.9)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Assets Under
  Management                       28.0       (1,907.3)          38.0         (131.0)       2,458.2         (237.8)      (2,945.1)
Beginning Balance              16,866.5       16,894.5       14,987.2       15,025.2       14,894.2       17,352.4       17,114.6
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                 16,894.5       14,987.2       15,025.2       14,894.2       17,352.4       17,114.6       14,169.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
TOTAL PRIVATE CLIENT AND
  INSTITUTIONAL PRODUCTS: (1)
Inflows                         1,859.1        1,758.1        1,809.3        1,243.3        5,061.1        1,451.7        1,433.9
Outflows                       (2,298.9)      (4,549.3)      (2,573.3)      (3,834.3)      (3,606.4)      (3,247.4)      (4,899.5)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Flows                        (439.8)      (2,791.2)        (764.0)      (2,591.0)       1,454.7       (1,795.7)      (3,465.6)
Performance                       899.2         (306.9)        (573.0)       2,903.7       (1,129.6)         797.3          129.8
Other                             (63.9)          84.5           15.7          274.7           (8.7)          82.7         (133.4)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Assets Under
  Management                      395.5       (3,013.6)      (1,321.3)         587.4          316.4         (915.7)      (3,469.2)
Beginning Balance              46,260.5       46,656.0       43,642.4       42,321.1       42,908.5       43,224.9       42,309.2
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance               $ 46,656.0     $ 43,642.4     $ 42,321.1     $ 42,908.5     $ 43,224.9     $ 42,309.2     $ 38,840.0
                            =============  =============  =============  =============  =============  =============  =============
Variable Product Change in
  Assets Under Management
  included in Mutual
  Funds above                $     10.8     $     (4.9)    $    (39.0)    $    244.7     $   (132.1)    $    (45.7)    $   (119.2)
                            =============  =============  =============  =============  =============  =============  =============

(1) Effective in 2004, closed-end mutual funds were reclassified from institutional products to mutual funds, and the general account assets of our life companies were removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Third Quarter 2005 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                        $      4.3     $     (1.9)    $     (1.8)    $     (5.8)    $     (7.4)    $     (7.3)
Realized Gains (Losses) on Cash and
  Stock Distributions                              19.2            4.4            7.4            4.9           (4.7)          26.2
Change in Unrealized Gains on
  Investments Held in Partnerships                (10.3)           9.6           13.7           37.1          (47.2)        (178.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Equity in Partnership Earnings,
  before income taxes                              13.2           12.1           19.3           36.2          (59.3)        (159.6)
Applicable Income Taxes (Benefit)                   4.6            4.2            6.7           12.7          (20.7)         (55.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                        $      8.6     $      7.9     $     12.6     $     23.5     $    (38.6)    $   (103.7)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)             $     20.0     $     29.0     $     37.7     $     31.0     $     42.2     $     47.0
Equity In Earnings (Losses) of Partnerships        13.2           12.1           19.3           36.2          (59.3)        (159.6)
Distributions                                     (51.8)         (39.5)         (50.4)         (32.2)         (41.8)         (63.0)
Sale of Partnership Interests and Transfer
  to Closed Block                                                                              (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                                       (14.3)          (5.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Change in Venture Capital Investments             (18.6)           1.6            6.6          (31.5)         (63.9)        (175.6)
Beginning Balance                                 202.9          196.3          196.3          227.8          291.7          467.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance                               $    184.3     $    197.9     $    202.9     $    196.3     $    227.8     $    291.7
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Third Quarter 2005 (unaudited)
($ in millions)

                                                       2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)        $     (0.7)    $     (1.4)    $      0.2     $      0.2     $     10.9     $     (3.7)    $     (2.9)
Realized Gains (Losses)
  on Cash and Stock
  Distributions                    (3.4)           2.4            5.4            3.0             .2            7.7           11.3
Change in Unrealized Gains
  on Investments Held in
  Partnerships                     15.7            3.4           (9.5)           4.0          (13.3)          (1.3)           4.3
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Equity in Partnership
  Earnings, before income
  taxes                            11.6            4.4           (3.9)           7.2           (2.2)           2.7           12.7
Applicable Income Taxes
  (Benefit)                         4.1            1.6           (1.4)           2.5            (.8)           1.0            4.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)        $      7.5     $      2.9     $     (2.5)    $      4.7     $     (1.4)    $      1.7     $      8.3
                            =============  =============  =============  =============  =============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions
  (Dollars Invested)         $      7.9     $     12.6     $      8.5     $      8.7     $      9.5     $      4.2     $      6.3
Equity In Earnings
  (Losses) of Partnerships         11.6            4.4           (3.9)           7.2           (2.2)           2.7           12.7
Distributions                     (13.6)         (13.0)         (12.9)         (10.9)         (13.0)         (14.6)         (24.2)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Change in Venture Capital
  Investments                       5.9            4.0           (8.3)           5.0           (5.7)          (7.7)          (5.2)
Beginning Balance                 196.3          202.2          206.2          197.9          202.9          197.2          189.5
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Ending Balance               $    202.2     $    206.2     $    197.9     $    202.9     $    197.2     $    189.5     $    184.3
                            =============  =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                     YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
Corporate Investment Income                  $       .2     $       .4     $       .4     $      4.3     $      1.5     $      7.2
Interest Expense on Indebtedness                  (34.2)         (29.8)         (40.8)         (39.6)         (31.4)         (27.3)
Corporate Expenses                                (17.8)         (13.3)         (18.9)         (11.0)         (10.4)         (19.9)
Other                                                .4           (2.0)            .2           (1.5)            .3            5.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss, Before Income Taxes                 (51.4)         (44.7)         (59.1)         (47.8)         (40.0)         (34.7)
Applicable Income Tax Benefit                     (17.7)         (15.6)         (22.9)         (18.8)         (29.8)         (20.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $    (33.7)    $   (29.1)     $    (36.2)    $    (29.0)    $    (10.2)    $    (13.8)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                         2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Corporate Investment
  Income (Loss)              $       .9     $      (.4)                                  $       .1     $       .1
Interest Expense on
  Indebtedness                     (9.8)          (9.9)    $    (10.1)    $    (11.0)         (11.1)         (11.4)    $    (11.7)
Corporate Expenses                 (3.9)          (4.3)          (5.1)          (5.6)          (5.8)          (5.2)          (6.8)
Other                                .1           (1.4)           (.7)           2.1             .5             .1            (.2)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss, Before
  Income Taxes                    (12.7)         (16.0)         (15.9)         (14.5)         (16.3)         (16.4)         (18.7)
Applicable Income Tax
  Benefit                          (4.4)          (6.0)          (5.2)          (7.4)          (5.7)          (5.9)          (6.1)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                 $     (8.3)    $    (10.0)    $    (10.7)    $     (7.1)       $ (10.6)    $    (10.5)    $    (12.6)
                            =============  =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2005 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                          692.5     $    739.7     $    990.6     $  1,042.2     $  1,082.0     $  1,112.7
Insurance and Investment Product Fees             383.4          400.2          534.9          500.9          493.8          469.7
Broker-dealer commission and
  distribution fee revenues                        21.4           50.2           56.9           81.5           85.0           96.3
Net Investment Income                             820.9          802.0        1,075.7        1,107.4          940.5          882.9
Unrealized Gain on Trading Equity
  Securities                                                                     85.9
Net Realized Investment Gains (Losses)            (23.5)           7.8            (.8)         (98.5)        (133.9)         (84.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                  1,894.7        1,999.9        2,743.2        2,633.5        2,467.4        2,476.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                            1,027.7        1,060.2        1,422.2        1,454.0        1,436.1        1,406.7
Policyholder Dividends                            265.8          309.8          404.7          418.8          401.8          400.1
Policy Acquisition Cost Amortization               67.1           76.3          110.2           94.1           59.2          133.0
Intangible Asset Impairments                       10.6                                                        66.3
Intangible Asset Amortization                      25.6           25.1           33.8           33.2           32.5           49.4
Interest Expense on Indebtedness                   34.2           29.8           40.8           39.6           31.4           27.3
Interest Expense on Non-recourse
  Collateralized Obligations                       24.7           25.5           33.6           48.9           30.5           42.3
Demutualization Expenses                                                                                                      25.9
Other Operating Expenses                          364.3          423.2          560.7          565.1          613.2          654.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                  1,820.0        1,949.9        2,606.0        2,653.7        2,671.0        2,738.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority Interest
  and equity in undistributed earnings
  (losses) of affiliates                           74.7           50.0          137.2          (20.2)        (203.6)        (262.1)
Applicable Income Taxes (Benefit)                  15.2           12.7           40.5          (18.3)         (58.8)        (108.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest                         59.5           37.3
  and equity in undistributed earnings
  (losses) of affiliates                                                         96.7           (1.9)        (144.8)        (153.4)
Minority Interest in Net Income of
  Subsidiaries                                     (.6)                                          (.4)           (.5)           (.3)
Equity in undistributed earnings (losses)
  of affiliates                                                     .7          (10.4)          (1.8)           4.6            6.4
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) from Continuing Operations           58.9           38.0           86.3           (4.1)        (140.7)        (147.3)
Discontinued Operations
  Income (Loss) from Discontinued
  Operations                                        (.7)            .1             .1           (2.1)          (1.3)          (2.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                               58.2           38.1           86.4           (6.2)        (142.0)        (149.8)

Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                                                                       (130.3)
  Venture Capital Partnerships                                                                                               (48.8)
  Securitized Financial Instruments                                                                                          (20.5)
  Derivative Financial Instruments                                                                                             3.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                            $     58.2     $     38.1     $     86.4     $     (6.2)    $   (272.3)    $   (215.2)
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2005 (unaudited)
($ in millions)

                                                       2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                     $    232.7     $    238.2     $    268.8     $    250.9     $    226.8     $    229.1     $    236.6
Insurance and Investment
  Product Fees                    136.1          134.0          130.1          134.7          129.0          127.4          127.0
Broker-dealer commission
  and distribution fee
  revenues                         24.3           20.2            5.7            6.7            6.8            7.1            7.5
Net Investment Income             277.7          259.3          265.0          273.7          268.7          268.1          284.1
Unrealized Gain on Trading
  Equity Securities                                                             85.9
Net Realized Investment
  Gains (Losses)                    2.5           14.4           (9.1)          (8.6)         (17.9)          (7.8)           2.2
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                    673.3          666.1          660.5          743.3          613.4          623.9          657.4
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
BENEFITS AND EXPENSES
Policy Benefits and
  Increase in Policy
  Liabilities                     345.6          341.3          373.3          362.0          343.3          340.0          344.4
Policyholder Dividends            105.9          105.3           98.6           94.9           83.8           83.4           98.6
Policy Acquisition Cost
  Amortization                     22.6           23.1           30.6           33.9           28.2            9.9           29.0
Intangible Asset Impairments                                                                                                 10.6
Intangible Asset Amortization       8.3            8.3            8.5            8.7            8.4            8.8            8.4
Interest Expense on
  Indebtedness                      9.8            9.9           10.1           11.0           11.1           11.4           11.7
Interest Expense on
  Non-recourse
  Collateralized Obligations        8.9            7.5            9.1            8.1            8.9           10.3            5.5
Other Operating Expenses          149.1          150.2          123.9          137.5          117.3          127.3          119.8
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                    650.2          645.6          654.1          656.1          600.9          591.1          628.0
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Income from Continuing
  Operations before
  Income Taxes, Minority
  Interest and equity in
  undistributed earnings
  (losses) of affiliates           23.1           20.5            6.4           87.2           12.5           32.8           29.4
Applicable Income Taxes
  (Benefit)                         7.1            6.2            (.6)          27.8            2.8           10.2            2.2
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from
  Continuing Operations
  before Minority Interest
  and equity in
  undistributed earnings
  (losses) of affiliates           16.0           14.3            7.0           59.4            9.7           22.6           27.2
Minority Interest in Net
  Income of Subsidiaries                                                                        (.3)           (.2)           (.1)
Equity in undistributed
  earnings (loss) of
  affiliates                         .3             .3             .1          (11.1)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Income from Continuing
  Operations                       16.3           14.6            7.1           48.3            9.4           22.4           27.1
Income (Loss) from
  Discontinued Operations            .3            (.2)                                                                      (0.7)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Income                   $     16.6     $     14.4     $      7.1     $     48.3     $      9.4    $      22.4     $     26.4
                            =============  =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING THIRD QUARTER 2005 INCOME STATEMENT
Third Quarter 2005 (unaudited)
($ in millions)

Year-to-Date September 30, 2005
                                                                                                        Exclusions from
                                              Operating Segments          Other Segments                Segment Income
                                          ------------------------   -----------------------   -----------------------------------
                                                                                                Realized                 Intra-
                                             Life &      Asset        Venture     Corporate &  Investment                Segment
                           Consolidated     Annuity    Management     Capital       Other         Loss       Other     Eliminations
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------
REVENUES
Premiums                    $     692.5    $   692.5
Insurance and Investment
  Product Fees                    383.4        230.9    $   157.3                                                        $   (4.8)
Broker-dealer commission
  and distribution fee
  revenues                         21.4                      21.4
Net Investment Income             820.9        759.7                  $   13.2     $   37.0                                  11.0
Net Realized Investment
  Gains                           (23.5)                                                        $ (23.5)
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------
    Total Revenues              1,894.7      1,683.1        178.7         13.2         37.0       (23.5)                      6.2
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------

BENEFITS AND EXPENSES
Policy Benefits and
  Increase in Policy
  Liabilities                   1,027.7      1,021.2                                    6.5
Policyholder Dividends            265.8        272.7                                               (6.9)
Policy Acquisition Cost
  Amortization                     67.1         75.4                                               (8.3)
Intangible Asset
  Impairments                      10.6                      10.6
Intangible Asset
  Amortization                     25.6                      25.0                                           $     .6
Interest Expense on
  Indebtedness                     34.2                                                34.2
Interest Expense on
  Non-recourse
  Collateralized
  Obligations                      24.7                                                24.7
Other Operating Expenses          364.3        166.1        154.8                      23.0                     14.2          6.2
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------
    Total Expenses              1,820.0      1,535.4        190.4                      88.4       (15.2)        14.8          6.2
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------
Income (Loss) from
  Continuing Operations
  before Income Taxes,
  Minority Interest and
  equity in undistributed
  earnings (losses) of
  affiliates                       74.7        147.7        (11.7)        13.2        (51.4)       (8.3)       (14.8)
Applicable Income Taxes
  (Benefit)                        15.2         41.7         (4.9)         4.6        (17.7)       (3.0)        (5.5)
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------
Income (Loss) from
  Continuing Operations
  before Minority Interest
  and equity in
  undistributed earnings
  (losses) of affiliates           59.5        106.0         (6.8)         8.6        (33.7)       (5.3)        (9.3)
Minority Interest in Net
  Income of Subsidiaries            (.6)                                                                         (.6)
                           -------------  -----------  -----------   ----------   ----------   ---------   ----------   ----------
Income (Loss) from
  Continuing Operations     $      58.9    $   106.0    $    (6.8)    $    8.6     $  (33.7)    $  (5.3)    $   (9.9)    $     .0
                           =============  ===========  ===========   ==========   ==========   =========   ==========   ==========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Third Quarter 2005 (unaudited)
($ in millions, except par value)

                                                                                              December 31,
                                                           September     ----------------------------------------------------------
                                                              2005           2004            2003          2002            2001
                                                         --------------  -------------  -------------  -------------  -------------
ASSETS:
Available-for-Sale Debt Securities,
  at fair value                                           $   13,510.8    $  13,476.3    $  13,273.0    $  11,889.5    $   9,774.1
Available-for-Sale Equity Securities,
  at fair value                                                  318.4          304.3          312.0          385.9          287.7
Trading Equity Securities, at fair value                                         87.3
Mortgage Loans, at unpaid principal balances                     154.8          207.9          284.1          468.8          535.8
Policy Loans, at unpaid principal balances                     2,214.1        2,196.7        2,241.4        2,195.9        2,172.2
Venture Capital Partnerships, at equity in
  net assets                                                     251.9          255.3          234.9          228.6          291.7
Affiliate Equity and Debt Securities,
  at cost plus equity in undistributed
  earnings                                                                                      47.5          134.7          150.6
Other Investments                                                321.0          371.8          402.0          398.9          376.0
                                                         --------------  -------------  -------------  -------------  -------------
                                                              16,771.0       16,899.6       16,794.9       15,702.3       13,588.1
Available-for-Sale Investments Pledged as
  Collateral, at fair value                                      319.6        1,278.8        1,350.0        1,358.7          550.6
                                                         --------------  -------------  -------------  -------------  -------------
    Total Investments                                         17,090.6       18,178.4       18,144.9       17,061.0       14,138.7
Cash and Cash Equivalents                                        244.6          435.0          447.9        1,110.5          823.3
Deferred Policy Acquisition Costs                              1,532.1        1,429.9        1,367.7        1,234.1        1,123.7
Goodwill and Other Intangible Assets                             770.6          735.6          755.0          747.7          858.6
Other Assets                                                     669.5          633.4          760.5          711.4          566.1
Separate Account Assets                                        7,358.8        6,950.3        6,083.2        4,371.2        5,025.2
                                                         --------------  -------------  -------------  -------------  -------------
    Total Assets                                          $   27,666.2    $  28,362.6    $  27,559.2    $  25,235.9    $  22,535.6
                                                         ==============  =============  =============  =============  ==============

LIABILITIES:
Policy Liabilities and Accruals                               13,179.2    $  13,132.3    $  13,088.6    $  12,680.0    $  11,846.4
Policyholder Deposit Funds                                     3,219.4        3,492.4        3,642.7        3,395.7        1,515.2
Indebtedness                                                     762.9          690.8          639.0          644.3          599.3
Stock Purchase Contracts                                         126.2          131.9          128.8          137.6
Other Liabilities                                                584.6          587.3          557.1          570.8          614.1
Non-recourse Collateralized Debt
  Obligation Liabilities                                         390.4        1,355.2        1,472.0        1,609.5          632.7
Separate Account Liabilities                                   7,358.8        6,950.3        6,083.2        4,371.2        5,020.1
                                                         --------------  -------------  -------------  -------------  -------------
    Total Liabilities and minority interest                   25,621.5       26,340.2       25,611.4       23,409.1       20,227.8
                                                         --------------  -------------  -------------  -------------  -------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion
  shares authorized; 95,104,299 shares
  outstanding (September 30, 2005)                                1.0             1.0            1.0            1.0            1.0
Additional paid in capital                                    2,438.5         2,435.2        2,431.4        2,424.4        2,413.3
Deferred Compensation on Restricted
  Stock Units                                                    (3.1)           (3.6)          (3.6)
Accumulated Earnings (Deficit)                                 (243.4)         (285.6)        (355.3)        (331.4)         (43.3)
Treasury stock, at cost: 11,313,564 shares
  (September 30, 2005)                                         (179.0)         (182.6)        (189.4)        (195.7)         (66.0)
Accumulated Other Comprehensive Income (Loss)                    30.7            58.0           63.7          (71.5)           2.8
                                                         --------------  -------------  -------------  -------------  -------------
    Total Stockholders' Equity                                2,044.7         2,022.4        1,947.8        1,826.8        2,307.8
                                                         --------------  -------------  -------------  -------------  -------------
    Total Liabilities, Minority Interest
      and Stockholders' Equity                            $  27,666.2     $  28,362.6    $  27,559.2    $  25,235.9    $  22,535.6
                                                         ==============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Third Quarter 2005 (unaudited)
($ in millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                              9/30/2005      12/31/04       9/30/2005      12/31/04       9/30/2005       12/31/04
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
(CARRYING VALUE)

AAA/AA/A                                     $  8,795.5     $  8,668.9     $  7,233.8     $  7,123.2     $  1,631.4     $  1,545.7
BBB                                             3,683.5        3,733.3        2,392.1        2,493.6        1,280.0        1,239.7
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Total Investment Grade                     12,479.0       12,402.2        9,625.9        9,616.8        2,911.4        2,785.4
BB                                                798.9          814.6          705.3          698.6           95.5          116.0
B                                                 165.7          150.9          113.3           97.3           46.1           53.6
CCC and Lower                                      45.8           68.9           36.2           51.1            9.9           17.8
In or Near Default                                 21.4           39.7           19.8           36.1            3.6            3.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Total Debt Securities                    $ 13,510.8     $ 13,476.3     $ 10,500.5     $ 10,499.9     $  3,066.5     $  2,976.4
                                            =============  =============  =============  =============  =============  =============

% Below Investment Grade                           7.6%           8.0%           8.3%           8.4%           5.1%           6.4%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND
EQUITY SECURITIES
As of September 30, 2005                               Total                  Outside Closed Block              Closed Block
                                            ----------------------------  ----------------------------  ----------------------------
                                                Gains          Losses         Gains         Losses          Gains          Losses
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $    475.7     $   (116.8)    $    130.6     $    (72.4)    $    345.1     $    (44.4)
Equity Securities                                 104.0           (3.6)          90.2           (0.9)          13.8           (2.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Total Unrealized Gains (Losses)               579.7         (120.4)         220.8          (73.3)         358.9          (47.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Applicable Policyholder Dividend Obligation       358.9          (47.1)           0.0            0.0          358.9          (47.1)
Applicable Deferred Acquisition Cost (Credit)      73.1          (46.7)          73.1          (46.7)           0.0            0.0
Applicable Deferred Income Tax (Benefit)           51.7           (9.3)          51.7           (9.3)           0.0            0.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains
  (Losses)                                        483.7         (103.1)         124.8          (56.0)         358.9          (47.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Net Unrealized Gains (Losses)            $     96.0     $    (17.3)    $     96.0     $    (17.3)    $      0.0     $      0.0
                                            =============  =============  =============  =============  =============  =============
                                             $     78.7                    $     78.7                    $      0.0
                                            =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2005 (Quarters unaudited)
($ in millions)

                                                                  YTD September                                December 31,
                                                          ----------------------------  -------------------------------------------
Quarters ended                                                  2005          2004           2004            2003          2002
                                                          -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities                                            $     597.7    $     575.9    $     772.1    $     765.5    $     730.8
Equity Securities                                                  6.7            3.1            4.5            4.6            4.2
Mortgages                                                         14.5           17.2           22.5           32.6           40.4
Policy Loans                                                     123.5          126.2          167.1          171.7          171.8
Venture Capital                                                   17.0           15.7           25.5           49.1          (59.3)
Cash & Cash Equivalents                                            5.1            3.1            4.9            7.0           11.9
Other (2)                                                         33.8           37.9           48.8           35.0           18.9
                                                          -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                   798.3          779.1        1,045.4        1,065.5          918.7
                                                          -------------  -------------  -------------  -------------  -------------

Investment Expenses                                                6.4            7.1            9.8           10.0            9.2
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                                $     791.9    $     772.0    $   1,035.6    $   1,055.5    $     909.5
                                                          =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                                   6.0%           6.0%           5.9%           6.0%           6.3%
Equity Securities                                                 4.0%           1.3%           1.3%           1.4%           1.3%
Mortgages                                                        10.2%          10.0%          11.0%          11.2%           8.8%
Policy Loans                                                      7.7%           7.8%           7.9%           8.0%           8.2%
Venture Capital                                                   5.4%           8.9%          10.8%          23.0%         -22.8%
Cash & Cash Equivalents                                           1.7%           0.8%           1.1%           1.3%           1.4%
Other (2)                                                         6.4%          12.4%          13.0%          10.5%           3.6%
                                                          -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                                    6.1%           6.2%           6.2%           6.4%           5.7%
                                                          -------------  -------------  -------------  -------------  -------------

Investment Expenses                                               0.0%           0.1%           0.2%           0.1%           0.1%
                                                          -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                                       6.1%           6.2%           6.1%           6.6%           5.6%
                                                          =============  =============   ============  =============  =============


(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2005 (Quarters unaudited)
($ in millions)

                                                      2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
GAAP NET INVESTMENT INCOME
Debt Securities              $    191.7     $    191.8     $    192.4    $     196.2     $    197.3     $    199.4     $    201.0
Equity Securities                    .4            1.6            1.1            1.4            2.1            3.0            1.6
Mortgages                           5.9            5.4            5.9            5.3            6.4            4.2            3.9
Policy Loans                       42.2           41.7           42.3           40.9           40.7           40.6           42.2
Venture Capital                    17.6            1.8           (3.7)           9.8           (2.8)           3.3           16.5
Cash & Cash Equivalents              .7            1.0            1.4            1.8            1.7            1.8            1.6
Other (2)                           9.6           11.0           17.3            9.9           15.5            5.3           13.0
                            ------------   ------------   ------------  -------------   ------------   ------------   ------------
Total Cash and Invested
  Assets                          268.1          254.3          256.7          265.3          260.9          257.6          279.8
                            ------------   ------------   ------------  -------------   ------------   ------------   ------------
Investment Expenses                 2.8            1.9            2.4            2.7            3.1            2.0            1.3
                            ------------   ------------   ------------  -------------   ------------   ------------   ------------
Total Net Investment
  Income                     $    265.3     $    252.4     $    254.3    $     262.6     $    257.8     $    255.6     $    278.5
                            ============   ============   ============  =============   ============   ============   ============
ANNUALIZED YIELDS
Debt Securities                    5.9%           5.9%           6.0%           6.0%           6.0%           6.0%           6.1%
Equity Securities                  0.5%           2.0%           1.4%           1.6%           2.3%           3.4%           2.2%
Mortgages                          8.9%           8.5%          10.3%          10.3%          14.1%          13.1%          10.3%
Policy Loans                       7.9%           7.7%           7.9%           7.7%           7.8%           7.7%           7.9%
Venture Capital                   34.0%           2.9%          -5.8%          17.0%          -4.3%           0.4%          30.0%
Cash & Cash Equivalents            0.7%           0.8%           1.0%           1.6%           1.7%           1.6%           2.8%
Other (2)                         10.7%           9.9%          17.1%          10.4%          19.7%          13.0%          16.6%
                            ------------   ------------   ------------  -------------   ------------   ------------   ------------
Total Cash and Invested
  Assets                           6.4%           6.0%           6.2%           6.3%           6.3%           6.2%           6.8%
                            ------------   ------------   ------------  -------------   ------------   ------------   ------------
Investment Expenses                0.1%           0.1%           0.2%           0.2%           0.1%           0.1%           0.0%
                            ------------   ------------   ------------  -------------   ------------   ------------   ------------
Total Net Investment
  Income                           6.3%           5.9%           6.0%           6.2%           6.2%           6.1%           6.7%
                            ============   ============   ============  =============   ============   ============   ============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2005 (unaudited)
($ in millions)

                                                   YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2005          2004           2004            2003          2002           2001
                                            -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                    $    (25.0)    $     (8.6)    $    (15.5)    $    (76.1)    $   (114.3)    $    (46.1)
Equity Security Impairments                                                      (1.5)          (4.3)          (9.8)
Affiliated Equity Securities                                                    (12.6)         (96.9)
Venture Capital Partnerships Impairments                                                        (4.6)          (5.1)
Real Estate Impairments                                                                         (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                           (1.0)         (16.6)         (16.6)          (8.3)         (34.9)         (39.0)
Mortgage Loan Impairments                           (.8)                                        (4.1)           (.6)          (6.1)
Other Invested Asset Impairments                                  (3.3)          (3.3)          (9.9)         (22.0)          (3.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
    Total Impairment Losses                       (26.8)         (28.5)         (49.5)        (210.8)        (186.7)         (94.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction
  Gains (Losses)                                   (9.5)          16.8           28.4           64.7           48.4           21.7
Equity Security Net Transaction
  Gains (Losses)                                    1.8           11.9           14.6           49.2            2.1           (8.8)
Venture Capital Net Investment
  Gains (Losses)                                                                                (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                    3.7             .2             .2           (1.3)            .2            7.1
Real Estate Net Transaction
  Gains (Losses)                                    (.8)           (.6)           (.8)           (.2)           4.0           (2.5)
Other Invested Asset Net Transactions
  Gains (Losses)                                    7.1            (.6)           6.3            9.6           (1.9)          (7.5)
Debt and Equity Securities Pledged as
  Collateral                                         .2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains (Losses)               2.5           27.7           48.7          112.3           52.8           10.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)            (24.3)           (.8)           (.8)         (98.5)        (133.9)         (84.9)
                                            =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)            (6.9)           4.8            3.7           (5.9)         (40.3)         (15.4)
Applicable Deferred Acquisition
  Costs (Credit)                                   (8.3)           (.9)           (.4)          (4.1)          (7.2)          10.5
Applicable Deferred Income Tax (Credit)            (3.0)           7.4            3.1          (35.6)         (20.8)         (24.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment (Losses) Included
  in Net Income (1)                          $     (6.1)    $    (12.1)    $     (7.2)    $    (52.9)    $    (65.6)    $    (55.5)
                                            =============  =============  =============  =============  =============  =============

(1) Includes realized losses on our equity interest in Aberdeen of $7.0 million in 2005 and $55.0 million in 2003, respectively.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2005 (unaudited)
($ in millions)

                                                      2004                                                2005
                            ----------------------------------------------------------  -------------------------------------------
Quarters ended                  March          June         September      December         March          June         September
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
REALIZED INVESTMENT GAINS
  AND LOSSES

Debt Security Impairments    $     (2.8)    $     (1.2)    $     (4.6)    $     (6.9)    $    (12.2)    $     (8.5)    $     (4.3)
Equity Security Impairments                                                     (1.5)
Affiliated Equity Securities                                                   (12.6)
Debt and Equity Securities
  Pledged as Collateral
  Impairments                      (4.7)          (3.6)          (8.3)                          (.3)           (.7)
Mortgage Loan Impairments                                                                                      (.8)
Other Invested Asset
  Impairments                      (3.3)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
    Total Impairment Losses       (10.8)          (4.8)         (12.9)         (21.0)         (12.5)         (10.0)          (4.3)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net
  Transaction Gains (Losses)        7.0            6.1            3.7           11.6           (7.2)            .1           (2.4)
Equity Security Net
  Transaction Gains (Losses)        2.2            9.5             .2            2.7           (1.0)            .4            2.4
Mortgage Loan Net
  Transaction Gains (Losses)         .2                                                         3.7
Real Estate Net Transaction
  Gains (Losses)                                   (.6)                          (.2)           (.3)           (.3)           (.2)
Other Invested Asset Net
  Transactions Gains (Losses)       3.9            4.2            (.1)          (1.7)          (1.3)           2.5            5.9
Debt and Equity Securities
  Pledged as Collateral                                                                          .7            (.5)
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions
  Gains (Losses)                   13.3           19.2            3.8           12.4           (5.4)           2.2            5.7
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment
  Gains (Losses)                    2.5           14.4           (9.1)          (8.6)         (17.9)          (7.8)           1.4
                            =============  =============  =============  =============  =============  =============  =============

Closed Block Applicable
  PDO (Reduction)                    .1            7.2           (2.5)          (1.1)          (4.4)          (6.7)           4.2
Applicable Deferred
  Acquisition Costs (Credit)         .4           (1.2)           (.1)            .5           (4.8)           1.0           (4.5)
Applicable Deferred Income
  Tax (Credit)                      1.2            4.2            2.0           (4.3)          (3.2)           (.3)            .5
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment
  Gains (Losses) Included
  in Net Income (1)          $       .8     $      4.2     $     (8.5)    $     (3.7)    $     (5.5)    $     (1.8)    $      1.2
                            =============  =============  =============  =============  =============  =============  =============

(1) Includes realized losses of $7.0 million for March 2005 related to our equity interest in Aberdeen.